UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 2, 2002

THE NEIMAN MARCUS GROUP, INC.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	1-9569 (Commission File Number)	95-4119509 (I.R.S. Employer Identification No.)

One Marcus Square
1618 Main St.
Dallas, Texas 75201
(Address of principal executive offices)

214-741-6911
(Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits
Item 9. Regulation FD Disclosure
SIGNATURE
EXHIBIT INDEX

Item 7. Financial Statements and Exhibits.

	(c)	Exhibits

99.1		Statement under oath of Burton M. Tansky, principal executive officer, regarding facts and circumstances relating to Exchange Act filings required by Commission Order 4-460

99.2		Statement under oath of James E. Skinner, principal financial officer, regarding facts and circumstances relating to Exchange Act filings required by Commission Order No. 4-460

Item 9. Regulation FD Disclosure.

The Company has resubmitted the sworn statements of its principal executive officer and principal financial officer to the Securities and Exchange Commission pursuant to Commission Order No. 4-460 to reflect the October 3, 2002 filing date of the Company's 2002 Annual Report on Form 10-K.

These statements and certifications are attached hereto as Exhibit 99.1 and Exhibit 99.2.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NEIMAN MARCUS GROUP, INC.

By:	/s/ Nelson A. Bangs
Title:	Senior Vice President and General Counsel

Dated:     October 9, 2002

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

	(c)	Exhibits

99.1		Statement under oath of Burton M. Tansky, principal executive officer, regarding facts and circumstances relating to Exchange Act filings required by Commission Order 4-460

99.2		Statement under oath of James E. Skinner, principal financial officer, regarding facts and circumstances relating to Exchange Act filings required by Commission Order No. 4-460